UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 31, 2013, the Board of Directors of Vanguard Natural Resources, LLC (the “Company”) approved an amendment (the "Amendment") to the Third Amended and Restated Limited Liability Company Agreement of the Company (the "LLC Agreement"), effective immediately, to restate Section 15.8 of the LLC Agreement in its entirety. Specifically, the Amendment provides that the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction) (the "Delaware Courts"), will be the sole and exclusive forum for any claims, suits, actions or proceedings (a) arising out of or relating in any way to the LLC Agreement, (b) brought in a derivative manner on behalf of the Company, (c) asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company, (d) asserting a claim arising pursuant to any provision of the Delaware Limited Liability Company Act, or (e) asserting a claim governed by the internal affairs doctrine.

Furthermore, the Amendment provides that any Member or Person holding a beneficial interest in the Company (a) irrevocably submits to the exclusive jurisdiction of the Delaware Courts in connection with any such action, (b) agrees not to, and waives any right to, assert in any action that (i) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings may be appealed, (ii) such action is brought in an inconvenient forum, or (iii) the venue of such action is improper, (c) expressly waives any requirement for the posting of a bond by a party bringing such an action, and (d) consents to process being served in any such action by certified mail.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment. A copy of the Amendment as adopted is attached hereto as Exhibit 3.1 and incorporated by reference herein. Capitalized terms used herein but not defined shall have the meanings given to them in the LLC Agreement, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 3.1	Amendment No. 1 To Third Amended and Restated Limited Liability Company Agreement of Vanguard Natural Resources, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VANGUARD NATURAL RESOURCES, LLC

By:        /s/ Scott W. Smith
Name:    Scott W. Smith
Title:    President and Chief Executive Officer
August 5, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 3.1	Amendment No. 1 To Third Amended and Restated Limited Liability Company Agreement of Vanguard Natural Resources, LLC.